Other Noncurrent Assets	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Text Block [Abstract]
Other Noncurrent Assets
6.	Other Noncurrent Assets

Other noncurrent assets consisted of the following:

	As of
	September 30, 2013	December 31, 2012
Deferred financing fees, net	$15,225	$17,082
Utility and other deposits	1,395	668
Interest rate cap agreements	—	1
Other	—	4

Total other noncurrent assets	$16,620	$17,755

8.	Other Noncurrent Assets

Other noncurrent assets consisted of the following:

	As of December 31,
	2012	2011
Deferred financing fees, net	$17,082	$9,779
Utility and other deposits	668	1,060
Interest rate cap agreements	1	157
Other	4	177

Total other noncurrent assets	$17,755	$11,173

As described in note 10, “Financing,” on June 1, 2012, GBC (i) issued $375,000 in aggregate principal amount of 9.50% senior secured notes due 2019 (the “Senior Secured Notes”), (ii) amended the agreement governing its asset-based revolving loan facility (the “2010 ABL Facility”, and, as currently amended, the “ABL Facility”), and (iii) repaid and retired its senior secured term loan credit facility (the “Term Loan Facility”) under the Credit and Guaranty Agreement dated August 18, 2010, as amended. The Company refers to these transactions as the “Term Loan Refinancing”.

As a result of the Term Loan Refinancing described above, the Company incurred and deferred debt issuance costs of $12,981, of which $10,196 was related to the Senior Secured Notes and $2,785 was for the ABL Facility. Additionally, $1,783 of unamortized debt issuance costs and $1,234 of unamortized issuance discount relating to the retired Term Loan Facility is being amortized over the term of the Senior Secured Notes in accordance with ASC 470-50, Modifications and Extinguishments.